UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2005

                             EarthShell Corporation
             (Exact name of registrant as specified in its charter)

             DELAWARE                     333-13287              77-0322379
   (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

 3916 State St. Suite 110, Santa Barbara, CA                      93105
   (Address of Principal Executive Offices)                     (Zip Code)

                                  805-563-7590

              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

      Pursuant to an action taken by the Board of Directors of EarthShell Corporation (the "Company") on August 26, 2005, Simon K. Hodson will be stepping down as the chief executive officer of EarthShell Corporation, effective September 1, 2005. He will be succeeded by Vincent J. Truant, who has been elected by the board of directors and, on August 26, 2005 entered into a new employment agreement (the "Employment Agreement") with the Company, which also becomes effective on September 1, 2005.

      Mr. Truant has served as president and chief operating officer of the Company since May 15, 2002 and was senior vice president and chief marketing officer from March 2001 to May 2002. From October 1999 to March 2001, and from March 1999 to October 1999, respectively, he served as Senior Vice President and as Vice President of Marketing, Environmental Affairs and Public Relations, and from April 1998 to March 1999 as Vice President of Marketing and Sales. He also serves on the Company's board of directors. Mr. Truant is 57 years old.

      The Employment Agreement provides for a base salary to Mr. Truant of $400,000 per year. Additionally, Mr. Truant was granted options for 350,000 shares of the Company's common stock, with an exercise price equal to the closing price of the Company's common stock on the date of grant, August 26, 2005. Under the Employment Agreement, Mr. Truant is also eligible to receive a bonus equal to his base salary, upon the satisfaction of certain performance criteria.

      Simon K. Hodson, who has served as chief executive officer of EarthShell Corporation since its inception in 1993, will continue in his new post as Chairman of the Board. Additionally, Mr. Hodson will support Mr. Truant during a transition period to ensure continuity of all key activities of the business, but will not be an employee or operational officer of the Company. The Company's press release announcing the foregoing is attached as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

      99.1 Press release dated August 29, 2005 entitled "EarthShell Corporation Elects New CEO".


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EarthShell Corporation


Date: August 31, 2005                  By: /s/ D. SCOTT HOUSON
                                           -------------------------------------
                                           Name:    D. Scott Houston
                                           Title:   Chief Financial Officer


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

                                INDEX TO EXHIBITS

     No.       Description

    99.1 Press release dated August 29, 2005 entitled "EarthShell Corporation Elects New CEO".


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